Summary Prospectus

KraneShares Public-Private AI & Technology ETF (formerly, KraneShares Artificial Intelligence and Technology ETF)

Principal Listing Exchange for the Fund: NASDAQ Stock Market LLC (the “Exchange”)

Ticker Symbol: AGIX

August 1, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders and other information about the Fund online at www.kraneshares.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated August 1, 2026, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

KraneShares Public-Private AI & Technology ETF | Summary Prospectus

Investment Objective

The Fund seeks growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	1.00%

*	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in the publicly-traded or privately-offered securities of “Artificial Intelligence (“AI”) and Technology” companies and other instruments that have economic characteristics similar

KraneShares Public-Private AI & Technology ETF | Summary Prospectus

to such securities. With respect to publicly-traded securities, the Fund considers a company to be an “AI and Technology” company if it meets the following two criteria:

(1)	The company is classified in the Technology economy within the FactSet Revere Business Industry Classification system (“RBICS”). This RBICS classification requires a company to generate at least 50% of its revenue from within the Technology economy; and

(2)	The company has an AI Exposure Score greater than zero.

The Fund’s investment sub-adviser, Etna Capital Management Company Ltd. (“Sub-Adviser”), has developed a proprietary methodology for assigning companies an “AI Exposure Score.” The AI Exposure Score is designed to quantify the exposure of a company to AI. Zero implies minimal to no exposure of the company to AI. Five implies that a company is materially exposed to AI. In order to assign AI Exposure Scores to companies, the Sub-Adviser reviews the public business descriptions, public filings, press releases, and financial disclosures made by companies in the Eligible Universe (defined below) for information regarding the companies’ involvement in AI-related businesses or the incorporation of AI technologies in their key operations, offerings, and research and development activities. The Sub-Adviser then uses its discretion to assign each company in the Eligible Universe a proprietary AI Exposure Score.

Solactive AG (“Solactive” or “Index Calculator”), which is not affiliated with the Fund, the Sub-Adviser or the Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), determines the Eligible Universe by identifying companies that meet the following criteria:

(a)	The company is headquartered, located or primarily listed in a developed market, which Solactive defines to mean Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, United Kingdom, or United States;

(b)	The company’s equity securities are a constituent of the Solactive GBS Global Markets All Cap USD Index PR;

(c)	The company is classified by RBICS as being in the Technology economy and in one of the following industries: biotechnology, computer peripherals, data processing services, information technology services, internet retail, internet software/services, motor vehicles, packaged software, semiconductors, or telecommunications equipment; and

(d)	The company has a free-float market capitalization of at least $2 billion, has been publicly-listed for at least one month and has an average daily trading volume of at least $2 million over the last one-month and six-month periods.

The Sub-Adviser categorizes each of the companies that is in the Eligible Universe and has an AI Exposure Score greater than zero as an AI Applications, AI Hardware or AI Infrastructure company.

●	AI Applications companies are those that leverage AI technologies within their business models, products and services to drive efficiencies cost savings, new revenue streams or improved customer experience services.

KraneShares Public-Private AI & Technology ETF | Summary Prospectus

●	AI Hardware companies are semiconductor and data center companies that power the training of large language models.

●	AI Infrastructure companies are those that provide cloud, security and data management for large language models.

The Sub-Adviser then provides the list of companies in each category to Solactive along with each such company’s AI Exposure Score, and Solactive calculates the Solactive Etna Artificial General Intelligence Index (“Underlying Index”) by multiplying each company’s AI Exposure Score by its free-float adjusted market capitalization to establish its weight in the Underlying Index, subject to the following limits:

●	No category comprises more than 40% of weight of the Underlying Index.

●	Each constituent’s weight must be less than 10% and more than 0.5%.

●	If any weights above 5% add up to more than 50% of the Underlying Index, the Index Calculator will cap such weights at 10%, 9%, 8%, 7%, 6% and 4.5%, accordingly.

Under normal circumstances, the Fund invests primarily in the constituents in the Underlying Index and, with respect to such investments, seeks to provide investment results that, before fees and expenses, track the performance of the Underlying Index. Although the Fund expects to replicate (or hold all components of) the Underlying Index, the Fund reserves the right to use representative sampling for the portion of the Fund that tracks the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

The Fund intends to invest, directly or indirectly (such as through special purpose vehicles (“SPVs”)), approximately 10% of net assets in privately offered securities, as measured at the time of investment. Such privately offered securities will not be in the Underlying Index. In selecting securities of private companies, the Adviser looks for companies that are engaged in the same artificial intelligence-related business activities as the companies in the Underlying Index that may be preparing for an initial public offering or may be in earlier stages of development. The Fund may also invest in publicly-traded equity securities and depositary receipts not in the Underlying Index, derivative instruments (including swaps and futures), spot currencies and currency forwards (including for hedging), other investment companies (including SPVs, exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). Certain other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates.

As of March 31, 2026, the Underlying Index included 55 securities of companies with a market capitalization range of approximately $5.0 billion to $5.2 trillion and an average market capitalization of approximately $657.8 billion. The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of March 31, 2026, the Index was concentrated in the Technology sector, as defined by FactSet/RBICS.

The Fund may engage in securities lending.

KraneShares Public-Private AI & Technology ETF | Summary Prospectus

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the Fund’s performance, net asset value (“NAV”) and trading price, including:

Artificial Intelligence Technology Risk. Companies in the artificial intelligence (“AI”) and technology industries typically have high research and capital expenditures and, as a result, their profitability can vary widely, if they are profitable at all. The space in which they are engaged is highly competitive and issuers’ products and services may become obsolete very quickly. These companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. The issuers are also subject to legal, regulatory and political changes that may have a large impact on their profitability. A failure in an issuer’s product or even questions about the safety of the product could be devastating to the issuer, especially if it is the marquee product of the issuer. It can be difficult to accurately capture what qualifies as an AI and Technology company.

Certain AI and Technology companies may face special risks that their products or services may not prove to be commercially successful. Such companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, certain of such companies in which the Fund may invest may not currently be profitable and there can be no assurance that such companies will be profitable in the future.

The economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence technologies. As artificial intelligence technologies are used more widely, the profitability and growth of the Fund’s holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which artificial intelligence technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Affiliated Index Provider Risk. The Index Provider is an affiliated person of the Adviser, which poses potential conflicts of interest. For example, a potential conflict could arise between an affiliated person of the Index Provider or the Adviser and each Fund if that entity attempted to use information regarding changes and composition of each Index to the detriment of each Fund. Additionally, potential conflicts could arise with respect to the personal trading activity of personnel of the affiliated person who may have access to, or knowledge of, pending changes to each Index’s composition methodology or the constituent securities in each Index prior to the time that information is publicly disseminated. If shared, such knowledge could facilitate “front-running” (which describes an instance in which other persons trade ahead of each Fund). Although the Adviser and the Index Provider have taken steps designed to ensure that these potential conflicts are mitigated (e.g., via the adoption of policies and procedures that are designed to minimize potential conflicts of interest and the implementation of informational barriers designed to minimize the potential for the misuse of information about the Index), there can be no assurance that such measures will be successful.

KraneShares Public-Private AI & Technology ETF | Summary Prospectus

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations, political or economic instability, less complete financial information about the issuers, the possible imposition of withholding or confiscatory taxes, the possible seizure or nationalization of foreign holdings, and the possible establishment of exchange controls or freezes on the convertibility of currency. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. Additionally, foreign issuers may be subject to different accounting, auditing, recordkeeping, and financial reporting requirements. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. If the Fund holds positions in such suspended securities, the Fund may be adversely impacted. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash. All of these factors could result in a loss to the Fund.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Private Company Risk. Investments in private companies that have not issued securities in an initial public offering (“IPO”) involve greater risks than investments in securities of companies that trade publicly on an exchange. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value. Compared to public companies, private companies may have a more limited management group and limited operating histories with narrower, less established product lines and smaller market shares, which may cause them to be more vulnerable to competitors’ actions, market conditions and consumer sentiment with respect to their products or services, as well as general economic downturns. In addition, private companies may have limited financial resources and may be unable to meet their obligations. The Fund may only have limited access to a private company’s actual financial results and there is no assurance that the information obtained by the Fund is reliable. These companies may not ever issue shares in an IPO and a liquid market for their shares may never develop, which could adversely affect the Fund’s liquidity. If the company does issue shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly.

Securities issued by private companies, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act, have not been registered under the Securities Act and as a result are subject to legal restriction on resale. Such securities typically may be resold only to “qualified institutional buyers,” in a privately negotiated transaction, to a limited number of purchasers or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because privately-issued securities are not traded on established markets and there may be relatively few potential counterparties for transactions involving such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to purchase or sell such securities in the amounts, at the prices, or at the time the Fund desires than if such securities were more widely held and traded. At times, privately-issued securities

KraneShares Public-Private AI & Technology ETF | Summary Prospectus

may be less liquid, subject to wide fluctuations in value, and may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV, due to the absence of an active trading market. There can be no assurance that a privately-issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result or cause the Fund difficulty in meeting shareholder redemptions. The Fund may have to bear the expense of registering privately-issued securities for resale and the risk of substantial delays in effecting the registration.

IPO Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Concentration Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors or industries of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector. While the Fund’s sector and industry exposure is expected to vary over time, the Fund is currently subject to the principal risks of the sectors and industries disclosed herein.

Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technology advances could have a major effect on the value of stocks in the information technology sector. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies and vice versa. This may adversely affect the Fund’s performance.

KraneShares Public-Private AI & Technology ETF | Summary Prospectus

A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery, exposing the Fund to counterparty risk.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the applicable rebate rates paid to borrowers and related administrative costs; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially. Krane is subject to potential conflicts of interest because the compensation paid to it increases in connection with any net income received by the Fund from the securities lending program.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed. Trading in the Fund’s shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in the Fund’s shares inadvisable, such as extraordinary market volatility. In the event of a trading halt for an extended period of time, the Fund may be unable to execute its investment strategy and shareholders may be unable to liquidate any position in Fund shares.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

KraneShares Public-Private AI & Technology ETF | Summary Prospectus

Cash Transactions Risk. Because the Fund may effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. Cash transactions may involve considerable transaction expenses and taxes, including brokerage fees, that might not have occurred if the Fund utilized in-kind transactions. To the extent any costs associated with cash transactions are not offset by any transaction fees payable by an Authorized Participant, the Fund’s performance could be negatively impacted.

International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. As a result, Shares may appear to trade at a significant discount or premium to NAV greater than those incurred by other ETFs. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Passive Investment and Index Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund’s investment in private companies is actively-managed and the Fund may not meet its investment objective based on Krane’s or the sub-adviser’s, as applicable, success or failure to implement investment strategies for the Fund for these investments. Krane’s or the sub-adviser’s, as applicable, evaluations and assumptions regarding these investments may not successfully achieve the Fund’s investment objective given actual market conditions. Furthermore, for the portion of the Fund’s assets invested in the Underlying Index, the Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that Krane’s security selection process may not produce the intended results.

KraneShares Public-Private AI & Technology ETF | Summary Prospectus

Tracking Error Risk. For the portion of the Fund’s assets invested in the Underlying Index, the Fund’s return for this portion may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain constituents of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Small- and Mid-Capitalization Company Risk. Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, including those in foreign countries, or changes in global trade relationships could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods and can occur suddenly and unexpectedly. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements.

Artificial intelligence, including machine learning technology and generative artificial intelligence (collectively, “artificial intelligence”), is rapidly evolving. While the full extent of current or future risks related thereto is not possible to predict, artificial intelligence could significantly disrupt the business models and markets in which the Fund invests and subject the Fund or issuers in which it invests to increased competition, legal and regulatory risks and compliance costs, any of which could have a material adverse effect on the Fund or the business, financial condition and results of operations of the issuers in which it invests. The Fund’s service providers, or the issuers of securities in which the Fund invests may utilize artificial intelligence technologies in business operations. It is possible that the information provided through the use of artificial intelligence could be insufficient, incomplete, inaccurate or biased, or constitute infringement of third-party intellectual property rights, leading to adverse effects for the Fund, including, potentially, operational errors, cybersecurity vulnerabilities

KraneShares Public-Private AI & Technology ETF | Summary Prospectus

and investment losses. Moreover, technological developments in, and the increasingly widespread use of, artificial intelligence technologies may pose risks to the Manager and the Fund. For instance, the Fund may be exposed to competitive risks related to the adoption of artificial intelligence or other new technologies by others within the industry. In addition, investments in technology systems and artificial intelligence by the Manager may not deliver the benefits the Fund expects.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

Large Shareholder Risk. To the extent a large number of shares of the Fund is held by a single shareholder or a small group of shareholders, the Fund is subject to the risk that redemption by those shareholders of all or a large portion of their shares will adversely affect the Fund’s performance by forcing the Fund to sell securities, potentially at disadvantageous prices, to raise the cash needed to satisfy such redemption requests. This risk may be heightened during periods of declining or illiquid markets, or to the extent that such large shareholders have short investment horizons or unpredictable cash flow needs. Such redemptions may also increase transaction costs and/or have adverse tax consequences for remaining shareholders.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, it will not enjoy the protections of the U.S. law.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those

KraneShares Public-Private AI & Technology ETF | Summary Prospectus

associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (“OTC”) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Operational and Cybersecurity Risk. The Fund, Krane, its service providers and your ability to transact with the Fund may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service provides, to suffer data corruption or lose operational functionality. It is not possible for Krane or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

KraneShares Public-Private AI & Technology ETF | Summary Prospectus

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by visiting www.kraneshares.com.

Total Annual Returns For Calendar Years Ended December 31

35%
30%
25%
20%
15%
10%
5%
0%
29.58%
2025

As of June 30, 2026, the Fund’s calendar year-to-date total return was 28.85%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	28.01%	6/30/2025
Lowest Return	-13.29%	3/31/2025

Average Annual Total Returns for the periods ended December 31, 2025

KraneShares Public-Private AI & Technology ETF	1 year	Since Inception (07-17-2024)
Return Before Taxes	29.58%	30.61%
Return After Taxes on Distributions	29.17%	30.21%
Return After Taxes on Distributions and Sale of Fund Shares	17.73%	23.57%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	17.88%	16.44%
Solactive Etna Artificial General Intelligence Index (Reflects no deduction for fees, expenses or taxes)	23.73%	26.06%

KraneShares Public-Private AI & Technology ETF | Summary Prospectus

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Adviser and Sub-Adviser

Krane Funds Advisors, LLC (“Krane” or “Adviser”) serves as the investment adviser to the Fund. Etna Capital Management Company Ltd serves as the investment sub-adviser to the Fund.

Portfolio Managers

James Maund, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since the Fund’s inception.

Jonathan Shelon, Chief Operating Officer of the Adviser, supports Krane’s investment team for the Fund and also has been a portfolio manager of the Fund since the Fund’s inception.

Max Chen, a Portfolio Manager and Executive Director of the Sub-Adviser, has served as a portfolio manager of the Fund since the Fund’s inception.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid ask spreads, are available on the Fund’s website at www.kraneshares.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

KraneShares Public-Private AI & Technology ETF | Summary Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.